EXHIBIT 2

CUSIP No. 690370101

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13G/A

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: May 19, 2016

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

810679 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

FAIRFAX (US) INC.

By:	/s/ Dorothy Whitaker
Name: Dorothy Whitaker
Title: Vice President, Treasurer, Secretary and Director

TIG HOLDINGS, INC.

By:	/s/ Dorothy D. Whitaker
Name: Dorothy D. Whitaker
Title: Chairman, President, Secretary and Director

ODYSSEY US HOLDINGS INC.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY REINSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

CLEARWATER SELECT INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief
Financial Officer, Treasurer
and Director

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief
Financial Officer
and Director

TIG INSURANCE COMPANY

By:	/s/ Deborah A.Irving
Name: Deborah A.Irving
Title: Director, Senior Vice President, Chief Financial Officer and Treasurer